Other financial income / expenses	12 Months Ended
Dec. 31, 2017
Other financial income / expenses
Other financial income / expenses

9. Other financial income / expenses

The following table summarizes other financial income and expense for the years ended December 31, 2017, 2016 and 2015.

	Year ended December 31,
	2017	2016	2015
	(Euro, in thousands)
Other financial income:
Interest on bank deposit	€3,045	€1,614	€1,246
Effect of discounting long term R&D incentives receivables	—	99	99
Currency exchange gain	1,797	8,150	636
Other finance income	34	87	7
Total other financial income	4,877	9,950	1,987

Other financial expenses:
Interest expenses	(936)	(47)	(46)
Currency exchange loss	(29,176)	(1,453)	(1,310)
Other finance charges	(469)	(191)	(182)
Total other financial expense	(30,582)	(1,692)	(1,539)

Total other net financial expense (-)/ income	€(25,705)	€8,257	€448